                                                                     [DEVELOPER]
                      SECOND AMENDMENT TO GROUND LEASE I

          THIS SECOND AMENDMENT TO GROUND LEASE I ("SECOND AMENDMENT TO GROUND LEASE I") is made and entered into as of December 29, 1993, by and between SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation ("LANDLORD"), and ANITA ASSOCIATES, a California limited partnership in which the general partner is Hahn-UPI, a California limited partnership ("TENANT").

                              W I T N E S S E T H:

     WHEREAS, Landlord's predecessor-in-interest, Santa Anita Consolidated, Inc., a California corporation, and Tenant entered into (i) that certain Ground Lease I dated as of April 6, 1972, as amended and restated as of January 15, 1974, an Amended Short Form of Lease I of which was recorded on January 25, 1974, in Book M4581, Page 864, as Document No. 472 in the Official Records ("OFFICIAL RECORDS") of Los Angeles County, California (collectively, "ORIGINAL GROUND LEASE I") , and (ii) that certain Amendment to Ground Lease I dated as of January 19, 1978, a Second Amended Short Form of Lease I of which was recorded on January 19, 1978 as Instrument No. 78-71476 in the Official Records (collectively, "FIRST AMENDMENT TO GROUND LEASE I"); and

          WHEREAS, the Original Ground Lease I as amended by the First Amendment to Ground Lease I are collectively referred to herein as "GROUND LEASE I"; and

          WHEREAS, Landlord and Tenant desire to amend said Ground Lease I as more particularly hereinafter set forth;

          NOW, THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, and the mutual covenants and agreements contained in that certain Ground Lease I hereinabove referred to, Landlord and Tenant do hereby amend said Ground Lease I as follows:

          1. The definition of "Leased Premises" on page 1 of the First Amendment to Ground Lease I is hereby deleted and the following definition of "Leased Premises" is substituted therefor:

               "'Leased Premises' - That certain land situated in the City of Arcadia, County of Los Angeles, State of California, described as Parcels No. 1, 2 and 4 of Parcel Map No. 23862, more particularly described on Exhibit B hereto, and shown as "Developer Tract" on Page B1 of Exhibit B to REA; together with and subject to, respectively, certain easements more particularly set forth on Exhibit D hereto."

          2. The definition of "Major Department Store" on page 3 of the Original Ground Lease I, is amended as follows:

               (i) The reference to "J.W. Robinson" is deleted and substituted in lieu thereof is "The May Department Stores Company", and (ii) added at the end of such definition is "Nordstrom, Inc.".

          3. The definition of "Parcel No." on page 2 of the First Amendment to Ground Lease I is hereby deleted and the following definition of Parcel No." is hereby substituted therefor:

               "'Parcel No.' - Shall mean the applicable parcel shown on Page B2 of Exhibit B to the REA."

          4. The definition of "REA" on page 2 of the First Amendment to Ground Lease I is hereby deleted and the following definition of "REA" is hereby substituted therefor:

               "'REA' - Shall mean that certain Construction, Operation and Reciprocal Easement Agreement dated as of January 25, 1974 and recorded on January 25, 1974 as Document No. 482 in the Official Records of Los Angeles County, California ("Official Records"), as amended by (i) Amendment No. 1 to Construction, Operation and Reciprocal Easement Agreement dated as of January 19, 1978 and recorded on January 19, 1978 as Instrument No. 78-71491 in the Official Records, (ii) Amendment No. 2 to Construction, Operation and Reciprocal Easement Agreement dated as of August 16, 1989 and recorded on October 26, 1989 as Instrument No. 89-1725066 in the Official Records, and (iii) Amendment No. 3 to

     Construction, Operation and Reciprocal Easement Agreement dated of even date herewith and to be recorded in the Official Records."

          5. The definition of "Shopping Center" on page 2 of the First Amendment to Ground Lease I is hereby deleted and the following definition of "Shopping Center" is hereby substituted therefor:

               "'Shopping Center' - The improvements constructed, or to be constructed, on that certain real property more particularly described on Exhibit "F" hereto, consisting of retail stores contained within an enclosed air-conditioned two-story mall and containing not less than four
     (4) Major Department Stores and 1,000,000 square feet of retail commercial space including said department stores."

          6. Section 1.02 on pages 2 and 3 of the First Amendment to Ground Lease I is hereby deleted and the following Section 1.02 is hereby substituted therefor:

               "1.02. On April 6, 1972, Landlord and Tenant entered into a Ground Lease covering Parcels 1 to 3 as shown on Lot Split No. L-74-2 filed in the office of the City Engineer of the City of Arcadia. A Short Form Memorandum of said Lease was recorded on April 10, 1972 as Instrument No. 2974 in Book No. M4038, Page 967, Official Records of Los Angeles County and re-recorded on September 14, 1973 as Instrument No. 824 in Book M4467, Page 69, Official Records. Tenant thereafter commenced construction of the
     Shopping Center.    In order to facilitate the leasing and the construction
     of improvements on portions of the Shopping Center, Landlord and Tenant have agreed to divide a portion of the Shopping Center property into four parcels and to enter into a separate, but substantially identical, amended lease as to each of the four parcels (the 'Separate Leases'). The four parcels are generally described as the Developer Parcel, the Broadway Parcel, the Penney

     Parcel, and the Robinson's Parcel. Tenant will sublease a portion of the Developer Parcel to Nordstrom, Inc., which portion of the Developer Parcel is generally described as the Nordstrom Parcel.

               This amended and restated Lease covers one of the four aforedescribed separate parcels leased under the Separate Leases. The Tenant's obligation under each of the four Separate Leases shall be as stated in said Separate Lease as to the premises leased thereunder. Notwithstanding anything contained in this Lease, wherever in this Lease Tenant is obligated to perform or cause to be performed any act or obligation or to prohibit or cause to be prohibited any act or occurrence on any portion of the Shopping Center not leased to Tenant under this Lease, Tenant's obligation for such performance or prohibition, as the case may be, shall be for the diligent and best efforts and enforcement in good faith of such rights, if any, to perform, prohibit or cause performance or prohibition, as the case may be, as are granted to Tenant in the REA with respect to such other portions of the Shopping Center."

          7. The following new Section 2.03A is hereby added to Ground Lease I immediately after Section 2.03 on page 7 of the Original Ground Lease I:

               "2.03.A.    0ption Period. Landlord hereby grants Tenant three
                           -------------
     (3) successive options ('First 'Option', 'Second Option' and 'Third Option', respectively) to extend the term of this Lease on the same terms and conditions as set forth in this Lease, but at the rent set forth in
     Section 3.03 below for the Option Period (as that term is defined in this Section 2.03.A.). The First Option shall be for an additional term of ten
     (10) years commencing upon the expiration of the Third Period ('First Extension') and shall be exercised only by written notice ('Option Notice') delivered to Landlord at least six (6) months, but not more than twelve (12) months, prior to the expiration of the Third Period. The Second Option shall be for an additional term of ten (10) years commencing upon the expiration of the First Extension ('Second Extension') and shall be exercised only by Option Notice delivered to Landlord at least six (6) months, but not more than twelve (12) months, before the expiration of the First Extension. The Third Option shall be for an additional term of five (5) years commencing upon the expiration of the Second Extension and shall be exercised only by Option Notice delivered to Landlord at least six
     (6) months, but not more than twelve (12) months, before the expiration of the Second Extension. The term 'Option', as used herein, shall refer to the First Option, the Second Option and/or the Third Option, as shall be appropriate for the context in which such word appears; and, the term 'Option Period', as used herein, shall refer to the First Extension, the Second Extension and/or the Third Extension, as shall be appropriate for the context in which such word appears. If Tenant does not timely deliver an Option Notice within the time period set forth herein, all then unexercised Options shall lapse and Tenant shall have no further right to extend the term of this Lease. Tenant shall have no further right to extend the term of this Lease beyond the Third Extension. It is an express condition precedent to the exercise of any Option by Tenant that at the time of the exercise of the Option and at all times subsequent to such exercise but prior to, and upon the date of, the commencement of the First Extension, the Second Extension, or the Third Extension, as the case may be, Tenant shall not be in default (beyond the expiration of the applicable cure period provided for in this Lease) under any of the provisions of this Lease."

          8. Section 3.03 on page 4 of the First Amendment to Ground Lease I is hereby deleted and the following Section 3.03 is hereby substituted therefor:

               "3.03. Third Period and Option Period.
                      -------------------------------

               (i) During the first nineteen (19) years of the Third Period of this Lease (i.e., from October 20, 1974 to October 19, 1993), Tenant agrees to pay to Landlord as rent in lawful money of the United States, the sum of $219,859.31 per year, in equal monthly installments of $18,321.61;

               (ii) During the twentieth (20th), twenty-first (21st) and twenty-second (22nd) year of the Third Period of this Lease (i.e., from October 20, 1993 until October 19, 1996), Tenant agrees to pay to Landlord as rent in lawful money of the United States, the sum of $269,859.31 per year, in equal monthly installments of $22,488.28;

               (iii) During the twenty-third (23rd) through thirty-third (33rd) year, inclusive, of the Third Period of this Lease (i.e., from October 20, 1996 until October 19, 2007), Tenant agrees to pay to Landlord as rent in lawful money of the United States, the sum of $537,254.89 per year, in equal monthly installments of $44,771.24; and

               (iv) The rental payment for the last thirty (30) years of the Third Period (i.e., from October 20, 2007 until October 19, 2037) and all of the Option Period shall be the amounts calculated and established pursuant to Section 3.08 hereof.

          All rental payments to be made by Tenant hereunder shall be paid in advance on the first day of each month during the Third Period or the Option Period, as the case may be, and shall be made in addition to all other payments required to be made hereunder by Tenant."

          9. Article XVII of the First Amendment to Ground Lease I is amended by adding thereto a new Section 17.03 as follows:

               "17.03. Concurrently with the execution of this Second Amendment to Ground Lease I, Tenant is entering into a Ground Sublease Agreement ('Nordstrom Sublease') with Nordstrom, Inc., a Washington corporation ('Nordstrom'). Tenant is subleasing to Nordstrom a portion of the Leased Premises and Nordstrom is to construct thereon a retail department store. Subject to Landlord approving the Nordstrom Sublease, Landlord agrees that, upon the request of Tenant or Nordstrom, it will enter into a Non Disturbance Agreement with Tenant and Nordstrom in the form of that attached hereto as Exhibit "E-l" attached hereto and by this reference made a part hereof."

          10. Exhibit "A" of Ground Lease I (attached as an exhibit to the First Amendment to Ground Lease I) is hereby deleted in its entirety.

          11. Exhibit "B" of Ground Lease I (attached as an exhibit to the First Amendment to Ground Lease I) is hereby deleted and Exhibit "B" attached hereto and made a part hereof is hereby substituted therefor.

          12. Exhibit "C" of Ground Lease I (attached as an exhibit to the First Amendment to Ground Lease I) is hereby deleted in its entirety.

          13. Exhibit "D-l" of Ground Lease I (attached as an exhibit to the First Amendment to Ground Lease I) is hereby deleted and Exhibit "D-1" attached hereto and made a part hereof is hereby substituted therefor.

          14. There shall be added to Ground Lease I Exhibit "E-1" and Exhibit "F", each attached hereto and made a part hereof by this reference.

          15. Except as herein modified, Ground Lease I shall remain in full force and effect and nothing in this Second Amendment to Ground Lease I shall be deemed to waive or modify the provisions of Ground Lease I.

          16. In the event of a conflict or controversy between the terms and provisions of this Second Amendment to Ground Lease I and the terms and provisions of Ground Lease I, the terms and provisions of this Second Amendment to Ground Lease I shall control.

          17. The provisions of this Second Amendment to Ground Lease I shall bind and inure to the benefit of parties hereto and their respective heirs, representatives, successors and assigns of the parties hereto.

          18. This Second Amendment to Ground Lease I may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, this Second Amendment to Ground Lease I is entered into by the parties hereto as of the date first above written.

                    LANDLORD:  SANTA ANITA REALTY
                               ENTERPRISES, INC.,
                               a Delaware corporation

                               By: /s/ GLENN L. CARPENTER
                                  -----------------------------
                               Its:      President
                                  -----------------------------

                               By: /s/ DONALD G. HERRMAN
                                  -----------------------------
                               Its:      Vice President
                                  -----------------------------

                    TENANT:     ANITA ASSOCIATES,
                                a California limited partnership

                                By:   HAHN-UPI,
                                      a California limited
                                      partnership, its General Partner

                                      By: ERNEST W. HAHN, INC.,
                                           a California corporation dba "The
                                           Hahn Company", its General Partner

                                          By:/s/ WILLIAM H.W. DOYLE
                                             -------------------------------
                                          Its: Senior Vice President
                                             -------------------------------
                                          By: /s/ MAYNARD RICE
                                             -------------------------------
                                          Its: Vice President
                                             -------------------------------

                                   EXHIBIT B

                      LEGAL DESCRIPTION OF LEASED PREMISES

PARCELS 1,2 AND 4 OF PARCEL MAP NO. 23862, IN THE CITY OF ARCADIA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 261, PAGES 91 THROUGH 95 INCLUSIVE OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF LOS ANGELES COUNTY.

                                  EXHIBIT D-1

                              LEGAL DESCRIPTION OF
                              DOMINANT TENEMENT A
                               [LEASED PREMISES]


PARCELS 1,2 AND 4 OF PARCEL MAP NO. 23862, IN THE CITY OF ARCADIA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 261, PAGES 91 THROUGH 95 INCLUSIVE OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF LOS ANGELES COUNTY.

                                     D-1-1

                                 EXHIBIT "E-1"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          This Subordination, Non-Disturbance and Attornment Agreement (the "AGREEMENT") is made and entered into as of this _____ day of _________________, 19___, by and between NORDSTROM, INC., a Washington corporation (the "SUBTENANT"), SANTA ANITA REALTY ENTERPRISES, INC., a Delaware corporation (the "OWNER") and ANITA ASSOCIATES, a California limited partnership (the "LANDLORD").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Landlord and Subtenant entered into that certain sublease (the "SUBLEASE") of even date herewith for the sublease of that certain premises (the PREMISES") located in the City of Arcadia, County of Los Angeles, State of California, as more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference; and

          WHEREAS, Owner is the fee owner of the Premises and leases the Premises to the Landlord pursuant to that certain Ground Lease I dated as of April 6, 1972, as amended and restated as of January 15, 1974, and as further amended by Amendment to Ground Lease I dated as of January 19, 1978, and Second Amendment to Ground Lease I of even date herewith (collectively the "MASTER LEASE"); and

          WHEREAS, the parties desire to acknowledge Subtenant's interest in the Premises pursuant to the terms and conditions contained in the Sublease for the full balance of the term and any extension provided for therein (the "TERM") except as it may be terminated under the Sublease; and

          WHEREAS, Landlord has covenanted and agreed that it, as Landlord, shall not disturb the Subtenant's quiet possession of the Premises by virtue of its Master Lease from the Owner.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto hereby agree as follows:

          1. SUBORDINATION, RECOGNITION AND NON-DISTURBANCE. The parties agree
             ----------------------------------------------
that the Sublease is and shall continue hereafter to be subject and subordinate to the Master Lease and to all modifications, extensions and renewals thereof. In the event of the termination of the Master Lease by re-entry, notice, conditional limitation, surrender, summary proceedings, or other action or proceeding or otherwise, or, in the event the Master Lease shall terminate or expire for any reason, before the expiration of the Term of the Sublease, and if the Sublease shall, immediately prior to such surrender, termination or expiration, be in full force and effect, and the Subtenant is not then in default in any of the terms thereof, then, and in any of said events, (A) Subtenant shall not be made a party in any action or proceeding to remove or evict the Landlord nor shall Subtenant be evicted or removed or its possession or right of possession be disturbed or in any way interfered with, (B) the Sublease shall continue in full force and effect as a direct lease from Owner to Subtenant under the terms and provisions of the Sublease and Owner agrees to recognize Subtenant's leasehold rights contained in the Sublease, notwithstanding any contrary provision in the Master Lease, and (C) Owner agrees to assume and perform all the obligations on the part of Landlord to be performed under the Sublease from and after the date Owner succeeds to the interest of Landlord under the Sublease except that in no event shall the Owner
(x) be obligated to perform or cause to be performed any of the covenants, agreements or other undertakings of the Landlord contained in the Sublease with respect to completion of construction at the Shopping Center and/or the opening of certain improvements thereon wheresoever such covenants, agreements and undertakings appear (including, but not limited to, those contained in Articles VI and VII of the Sublease), (y) be liable to pay all or any portion of the "Subtenant's Reimbursement" (as that term is defined in Article VIII-D of Sublease), and/or (z) be liable to pay all or any portion of the "Direct Construction Costs" (as that term is defined in Article XXVIII of the Sublease) that Subtenant may be entitled to receive if it exercises its right to terminate the Sublease pursuant to such Article XXVIII. In addition, notwithstanding anything to the contrary contained herein, the Owner shall not be (i) liable for any act, omission or accrued liability of any prior landlord (including, without limitation, Landlord), (ii) subject to any offsets or defenses which the Subtenant might have against any prior landlord, (iii) bound by any amendment or modification of the Sublease made without the prior written consent of Owner, or
(iv) bound by any rent or other payments which the Subtenant might have paid to any prior landlord more than thirty (30) days in advance.

          2. ATTORNMENT. In the event the Master Lease shall terminate or expire
             ----------
for any reason before the expiration of the Term of the Sublease and the Owner succeeds to the interest of the landlord under the Sublease as provided in paragraph 1 above, the Subtenant shall be bound to the Owner under all of the terms of the Sublease for the remaining balance of the Term thereof, with the same force and effect as if the Owner were the landlord under the Sublease, and the Subtenant hereby attorns to the Owner as its landlord, such attornment to be effective and self-operative, without the execution of any further instrument on the part of any of the parties hereto, immediately upon the Owner succeeding to the interest of the Landlord under the Sublease.

          3. CONDEMNATION AWARDS AND INSURANCE PROCEEDS. Notwithstanding
             ------------------------------------------
anything to the contrary contained the Sublease, all condemnation awards and insurance proceeds paid or payable with respect to the Leased Premises and/or to the Landlord Tract (as defined in the Sublease) shall be applied and paid in the manner set forth in the Master Lease. In the event Subtenant or anyone holding under or through Subtenant shall become entitled to any portion of any condemnation awards and/or insurance proceeds pursuant to the Sublease, such awards and/or proceeds, together with any additional sums to which any such person, its legal representatives, successors or assigns shall become entitled in connection therewith, shall be deducted entirely from the share of Landlord in each and every instance and Owner's share of such awards and/or proceeds (as determined pursuant to the provisions of the Master Lease) shall not in any way or in any instance be affected or decreased thereby.

          4. BINDING EFFECT. The rights and obligations hereunder of the
             --------------
Subtenant and the Owner shall bind and inure to the benefit of their respective successors and assigns.

          5. NOTICES. All notices between the parties hereto shall be given in
             -------
  writing and sent byregistered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            Subtenant:      Nordstrom, Inc.
                            1506 Westlake
                            Seattle, Washington 98101
                            Attention: Real Estate
                            Notices

            Owner:          Santa Anita Realty Enterprises, Inc.
                            363 San Miguel Drive, Suite 100
                            Newport Beach, California 92660
                            Attention: President

          Landlord:      Anita Associates
                         c/o Ernest W. Hahn, Inc.
                         4350 La Jolla Village Drive,
                         Suite 700
                         San Diego, California 92122-1233
                         Attention: Legal Department-
                                      Santa Anita Fashion Park

Any party may change its address for notice given above, or require that additional copies be given by sending written notice of such change or requirement to the other parties in the manner provided for herein.

          6. GOVERNING LAW. This Agreement shall be governed by and construed in
             -------------
accordance with the laws of the State of California.

          7. AGREEMENT RUNS WITH THE LAND. This Agreement and the covenants
             -----------------------------
herein contained are intended to run with Premises.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                    "Subtenant"

                    NORDSTROM, INC. a Washington corporation

                    By:
                       -------------------------------------

                         Its:
                             -------------------------------

                    "Owner"

                    SANTA ANITA REALTY ENTERPRISES, INC.,
                    a Delaware corporation

                    By:
                       -------------------------------------

                         Its:
                             -------------------------------

                    By:
                       -------------------------------------

                         Its:
                             -------------------------------

                    "Landlord"

                    ANITA ASSOCIATES, a California
                    limited partnership

                    By:  HAHN-UPI, a California
                         limited partnership, its
                         general partner

                         By: ERNEST W. HAHN, INC,, a
                              California corporation dba "The Hahn
                              Company," as general partner

                               By:
                                  ---------------------------------

                                      Its:
                                          -------------------------

                               By:
                                  ---------------------------------

                                      Its:
                                          -------------------------
                                      E-3

STATE OF CALIFORNIA        )
COUNTY OF _________________)

          On ______________________, 19___, before me, _______________________
a Notary Public in and for said State, personally appeared __________________ _____________________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

     Signature ___________________________________ (Seal)

STATE OF CALIFORNIA            )
COUNTY OF ___________________  )

          On _____________________, 19___, before me, _______________________, a Notary Public in and for said State, personally appeared __________________ _____________________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(lee), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

     Signature__________________________________ (Seal)

                                   EXHIBIT A

                      Legal Description of Nordstrom Tract
                      ------------------------------------


PARCEL 2 OF PARCEL MAP NO. 23862, IN THE CITY OF ARCADIA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 261, PAGES 91 THROUGH 95
                                                       ---        --         --
INCLUSIVE OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF LOS ANGELES COUNTY.

                                   EXHIBIT F

                   LEGAL DESCRIPTION OF SHOPPING CENTER TRACT

PARCELS 1 THROUGH 4, INCLUSIVE, OF PARCEL MAP NO. 23862, IN THE CITY OF ARCADIA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 261, PAGES 91 THROUGH 95 INCLUSIVE OF PARCEL MAPS IN THE OFFICE OF THE RECORDER
- ---        --         --
OF LOS ANGELES COUNTY

AND

PARCELS 2 AND 3 OF PARCEL MAP NO. 6374, IN THE CITY OF ARCADIA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON THE MAP FILED IN BOOK 89, PAGES 76 AND 77 OF PARCEL MAPS IN THE OFFICE OF THE RECORDER OF LOS ANGELES COUNTY.

EXCEPTING THEREFROM THAT PORTION OF LAND DESCRIBED IN DEEDS TO THE CITY OF ARCADIA RECORDED APRIL 26, 1993 AS INSTRUMENT NOS. 93-768461, 93-768462, 93-768463, 93-768464 AND 93-768465 OF OFFICIAL RECORDS IN THE OFFICE OF THE RECORDER OF LOS ANGELES COUNTY.

                                      F-1